EXHIBIT 99.1

ASP Isotopes to Participate in Canaccord Genuity’s 2nd Annual CG Virtual Sustainability Summit

Dallas, TX, March 10, 2026 -- ASP Isotopes Inc. (NASDAQ: ASPI) (“ASP Isotopes” or the “Company”), an advanced materials company focused on developing technologies and processes for the production of critical materials used in multiple industries, today announced that Paul Mann, Chief Executive Officer, will participate in a fireside chat at Canaccord Genuity’s 2nd Annual CG Virtual Sustainability Summit on Thursday, March 12, 2026, at 3:20 p.m. ET.

A live audio webcast of the presentation will be available in the Investors section of the Company’s website at www.aspisotopes.com. A replay will be available on the Company’s website within 48 hours after the event.

About ASP Isotopes

ASP Isotopes is developing a differentiated isotope enrichment platform to strengthen global supply chain access to critical materials used in nuclear medicine, next-generation semiconductors, and nuclear energy. The Company’s proprietary technologies, the Aerodynamic Separation Process (“ASP technology”) and Quantum Enrichment (“QE technology”), are designed to enable the production of isotopes for a range of industrial and advanced technology applications. ASP Isotopes operates isotope enrichment facilities in Pretoria, South Africa, focused on the enrichment of low atomic mass elements, or light isotopes. For more information, please visit www.aspisotopes.com.

Forward-Looking Statements

At the Canaccord Genuity Virtual Sustainability Summit event, members of management may make statements that provide information other than historical information. Such statements are considered “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Forward-looking statements can be identified by words such as “believes,” “plans,” “anticipates,” “expects,” “estimates,” “projects,” “will,” “may,” “might,” and words of a similar nature. Examples of forward-looking statements include, among others but are not limited to: the impact of the conflict in the Middle East and the closure of the Strait of Hormuz on the helium market; the anticipated progress and timing for completion of Phase 1 and 2 of the Renergen helium project; the ability to fund completion of the development of the Renergen helium project; anticipated production quantities and supply of helium and LNG upon completion of Phase 1 and 2 of the Renergen helium project; projections about the future nuclear fuel cycle for advanced nuclear reactors and fusion systems; the future of the company’s enrichment technologies as applied to uranium enrichment; the outcome of the company’s initiative to commence enrichment of uranium in South Africa and the company’s discussions with nuclear regulators in South Africa, the United States or the United Kingdom; the outcome of QLE’s collaboration with The South African Nuclear Energy Corporation (Necsa); the commencement of research, development and production activities in the United States or the United Kingdom; QLE’s anticipated growth strategies and anticipated trends in QLE’s business; statements relating to QLE’s strategic partnerships or commercial initiatives and relationships with Fermi America, TerraPower and Necsa; anticipated production quantities and supply of enriched isotopes to customers; and statements we make regarding expected operating results, such as future revenues and prospects from the potential commercialization of enriched isotopes or helium and LNG, future performance under contracts, and our strategies for product development or extraction of resources, engaging with potential customers, market position, and financial results. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict, many of which are outside our control. Our actual results, financial condition, and events may differ materially from those indicated in the forward-looking statements based upon a number of factors. Forward-looking statements are not a guarantee of future performance or developments. You are strongly cautioned that reliance on any forward-looking statements involves known and unknown risks and uncertainties. Therefore, you should not rely on any of these forward-looking statements. There are many important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements, including, but not limited to: the outcomes of various strategies and projects undertaken by the Company; the potential impact of laws or government regulations or policies in South Africa, the United Kingdom or elsewhere; our future capital requirements and sources and uses of cash; our ability to obtain funding for our operations and future growth; our reliance on the efforts of third parties; our ability to complete the construction and commissioning of our enrichment plants or to commercialize isotopes using the ASP technology or the Quantum Enrichment Process; our ability to obtain regulatory approvals for the production and distribution of isotopes; the financial terms of any current and future commercial arrangements; our ability to complete certain transactions and realize anticipated benefits from acquisitions and contracts; dependence on our Intellectual Property (IP) rights, certain IP rights of third parties; the competitive nature of our industry; and the factors disclosed in Part I, Item 1A. “Risk Factors” of the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and any amendments thereto and in the company’s subsequent reports and filings with the U.S. Securities and Exchange Commission. All forward-looking statements are qualified by reference to the cautionary statements set forth herein and should not be relied upon.

Contact

IR@ASPIsotopes.com

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